UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 10, 2016

NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35769	46-2950970
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 416-3400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
News Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on November 10, 2016. A brief description of the matters voted upon at the Annual Meeting and the voting results on such matters is set forth below.
Proposal 1: The following individuals were elected to serve as Directors of the Company:
Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch	155,222,862	15,976,916	1,594,954	4,657,480
Lachlan K. Murdoch	138,605,593	31,026,096	3,163,043	4,657,480
Robert J. Thomson	159,590,044	11,920,199	1,284,489	4,657,480
José María Aznar	135,894,303	35,638,249	1,262,180	4,657,480
Natalie Bancroft	136,021,440	35,511,545	1,261,747	4,657,480
Peter L. Barnes	146,357,712	24,852,203	1,584,817	4,657,480
Elaine L. Chao	153,870,454	18,442,372	481,906	4,657,480
Joel I. Klein	151,800,815	19,384,417	1,609,500	4,657,480
James R. Murdoch	142,603,335	27,005,137	3,186,260	4,657,480
Ana Paula Pessoa	155,901,654	15,610,541	1,282,537	4,657,480
Masroor Siddiqui	159,850,462	11,660,964	1,283,306	4,657,480
Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017 passed:

For:	175,848,174
Against:	578,835
Abstain:	1,025,203
Proposal 3: A proposal to approve, on an advisory, nonbinding basis, the Company's executive compensation passed:

For:	154,804,849
Against:	16,892,347
Abstain:	1,097,536
Broker Non-Votes:	4,657,480
Proposal 4: An advisory, nonbinding stockholder proposal to eliminate the Company's dual class capital structure was defeated:

For:	55,370,519
Against:	116,367,562
Abstain:	1,056,651
Broker Non-Votes:	4,657,480

ITEM 7.01	REGULATION FD DISCLOSURE
On November 10, 2016, K. Rupert Murdoch, the Company's Executive Chairman, and Robert Thomson, the Company's Chief Executive, addressed stockholders at the Annual Meeting. A copy of Messrs. Murdoch's and Thomson's remarks prepared for the Annual Meeting is furnished as Exhibit 99.1 hereto.
 The information under this caption Item 7.01, including information furnished in any related exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Remarks of the Executive Chairman and the Chief Executive prepared for the Company's Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: November 10, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Remarks of the Executive Chairman and the Chief Executive prepared for the Company's Annual Meeting of Stockholders.